ALPINE SMALL CAP FUND

A SERIES OF ALPINE SERIES TRUST

SUPPLEMENT DATED NOVEMBER 25, 2014
TO THE PROSPECTUS
DATED FEBRUARY 28, 2014

Effective November 25, 2014, the following language replaces the section of the Prospectus titled “Management – Portfolio Managers”:

Portfolio Manager

Mr. Michael T. Smith, Portfolio Manager of the Adviser, is the portfolio manager primarily responsible for the investment decisions of the Fund.

Effective November 25, 2014, the following language replaces the applicable disclosure of the section of the Prospectus titled “Management of the Funds – Portfolio Managers”:

Portfolio Manager	Global Consumer	CAP	International	Income & Growth	Emerging Markets	Infrastructure	Foundation	Dividend	Financial Services	Small Cap	Transformations	Accelerating Dividend
Michael T. Smith										**

** Portfolio Manager

* * *

All references to Mr. Peter Belton in the Prospectus are hereby removed.

Please retain this Supplement for future reference.